Exhibit 99.1
: THFF

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital. 2 2

Norman D. Lowery President & Chief Executive Officer Rodger A. McHargue Chief Financial Officer, SVP Stephen P. Panagouleas Chief Credit Officer, SVP 33

Illinois 26 Banking Centers Indiana 22 Banking Centers 4 Loan Offices Kentucky 16 Banking Centers 1 Loan Office Tennessee 19 Banking Centers 4 Loan Offices First Financial Corporation Indiana’s first multi-bank holding company Established 1984 95 Locations 86 full-service banking centers 9 loan production offices $5.6 Billion in Assets $2.2 Billion Trust andAssets Under Management First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters Georgia 3 Banking Centers 4 Illinois 26 Banking Centers Indiana 22 Banking Centers 4 Loan Offices Kentucky 16 Banking Centers 1 Loan Office Tennessee 19 Banking Centers 4 Loan Offices Georgia 3 Banking Centers 4

Our Vision

To be the foundation of community prosperity and trust
for generations to come.

★★★★★
5-Star Rating
BauerFinancial

Our Mission

Empowering you with secure and innovative financial solutions focusing on quality of life.

Top 50
Best U.S. Bank
Bank Director Magazine

Our Values

Start with SOUNDNESS
The strongest foundation for success is based on experience and stability.

Best Ag Lender
Pennyrile's Best Magazine

Best Bank
Tribune-Star Readers' Choice

Prioritize GROWTH
Avoiding complacency with a focus on continuous improvement.

Deliver VALUE
Solve for every client need.

Find the SOLUTION
Get the job done, obstacles are not excuses, they are opportunities.

Be ACCOUNTABLE
Set ambitious goals and communicate transparently.

Build COMMUNITY
Foster a culture of respect, belonging, & support, internally and externally.

5

TBV $27.11 $28.84 $30.94 $30.83 $33.16 $34.08 $37.57 $38.67 $31.66 $36.80 $35.73 $45.05 $20.00 $10.00 $0.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $30.00 $40.00 $50.00 Strong Capital Key Capital Ratios and Per Share Data As of December 31, 2025 11.86% 12.51% 12.80% 12.74% 13.69% 11.91% 11.40% 9.62% 7.79% 9.15% 7.78% 9.49% 17.50% 14.00% 10.50% 7.00% 3.50% 0.00% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TCE Total Risk Based 14.22% Tier 1 Risk Based 13.21% Tier 1 Leverage 11.25% Book Value $54.69 Tangible Book Value $45.05 6 6

$2.55 $2.35 $3.12 $3.80 $3.80 $3.93 $4.02 $5.82 $5.08 $4.00 $6.68 $0.97 $0.98 $0.99 $2.50 $2.38 $1.02 $1.02 $1.04 $1.06 $1.17 $1.28 $1.80 $2.04 $0.00 $1.50 $3.00 $4.50 $6.00 $7.50 2014 2015 2016 2017 2018 2019 2020 Dividends Paid 2021 2022 2023 2024 2025 Earnings and Dividends Per Share EPS History of Earnings and Dividend Growth 7 7

Announced Repurchase Amount Shares Amount Completed April 21, 2022 10% 1,243,531 In Progress ** July 21, 2021 5% 652,411 $28,335,713 3/4/22 October 29, 2020 5% 685,726 $29,300,476 6/25/21 February 3, 2016 5% 637,500 $21,677,750 11/30/20 August 25, 2014 5% 667,700 $21,627,262 8/19/15 **As of 12/31/2025 purchased 724,671 for $29,132,283. 518,860 shares remain. History of Shares Repurchases 8 8

FFIEC BHC UBPR Data FFIEC BHC UBPR Data 1.30 0.98 Return on Assets 1.56 1.10 1.42 1.41 1.25 1.26 0.92 1.39 0.92 0.95 1.22 1.19 0.97 1.25 1.17 0.95 0.92 1.09 '- 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer Betterthan Peer Performance Non-interestIncome % AvgAssets 1.61 1.22 1.32 1.12 1.00 0.88 0.93 0.89 0.87 0.91 0.93 0.90 0.90 0.98 0.94 0.78 0.72 0.74 0.86 0.77 '- 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer 9 9

Net Interest Income LoanGrowthDrivingGrowthin Income $107,857 $131,652 $146,346 $143,401 $165,042 $167,262 $174,986 $219,868 4.11% $116,579 4.32% 4.25% 4.05% 3.20% 3.55% 3.78% 3.71% 4.29% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $42,500 $85,000 $127,500 $170,000 $212,500 $255,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 NII NIM $’s in (000’s) 10 10

Balance ($000) Commercial Loans By State Total $4,055,304 Diversified Loan Portfolio As of12/31/2025 Loan Portfolio Commercial 71.59% Consumer 21.18% Residential 7.24% Commercial $2,903,062 Consumer $858,822 Residential $293,420 IN 44.79% 11 IL 7.63% KY 9.91% TN 26.24% GA 1.65% Other 9.77% Balance ($000) Commercial Loans By State Total $4,055,304 Diversified Loan Portfolio As of12/31/2025 Loan Portfolio Commercial 71.59% Consumer 21.18% Residential 7.24% Commercial $2,903,062 Consumer $858,822 Residential $293,420 IN 44.79% 11 IL 7.63% KY 9.91% TN 26.24% GA 1.65% Other 9.77% 11

FFIEC BHC UBPR Data (Except 4Q25) 0.046% Net Charge-offs 0.144% 0.115% 0.033% 0.045% 0.041% 0.038% 0.041% 0.00% 0.04% 0.08% 0.11% 0.15% '- 800 1,600 2,400 3,200 4,000 4,800 5,600 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Dollar ($000) % Total Loans $40,045 $38,334 $46,169 $46,732 $46,835 $47,087 $47,412 $47,995 1.26% 1.20% 1.24% 1.22% 1.21% 1.21% 1.20% 1.18% 1.10% 1.15% 1.20% 1.25% 1.30% 47,500 46,250 45,000 43,750 42,500 41,250 40,000 38,750 37,500 36,250 35,000 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Amount ($000) % Total Loans Reserves / Loans Non-Performing Assets Strong Asset Quality $27,307 $18,978 $17,179 $16,719 $13,834 $22,243 $17,698 0.500% 0.390% 0.310% 0.300% 0.250% 0.230% $14,486 0.390% 0.310% 0.00% 0.10% 0.20% 0.40% 0.30% 0.50% 0.80% 0.70% 0.60% 27,500 25,000 22,500 20,000 17,500 15,000 12,500 10,000 7,500 1Q24 2Q24 3Q24 4Q24 1Q25 NPA ($,000) 2Q25 3Q25 4Q25 NLA/Total Assets (%) Non-Performing Loans $24,252 $15,916 $14,134 $10,372 $9,795 $10,262 $14,754 0.760% 0.500% 0.380% 0.360% 0.270% 0.250% $13,615 0.490% 0.360% 0.10% 0.00% 0.30% 0.20% 0.50% 0.40% 0.70% 0.60% 27,500 0.80% 25,000 22,500 20,000 17,500 15,000 12,500 10,000 7,500 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 NPL ($,000) NPL/Total Loans (%) 12 FFIEC BHC UBPR Data (Except 4Q25) 12

Total Portfolio Loan Growth StrongGrowthStrategyDrivingResults $1,953,988 $2,656,390 $2,610,294 $2,815,895 $3,167,821 $3,067,438 $3,836,717 $4,055,303 35.95% -1.74% 7.88% 8.93% 3.27% 21.12% 5.70% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 2018 2019 * 2020 2021 * Portfolio Balance 2022 2023 2024 * 2025 Growth Rate 7 Yr. CAGR = 10.994% $’s in (000’s) * Acquisition Years 13 13

Total Loans $858,821,638 Average Portfolio Yield of 8.09% 97.56% Secured Consumer Loans 71.05% ≥ 700 FICO 19.47% ≥ 650 to 699 7.65% ≥ 600 to 650 1.84% < 600 & No Score Average Portfolio Yield of 8.18% 67.95% Indirect Auto ($583,594,243) 14.45% New ($84,341,806) 85.55% Used ($499,252,437) Asset Quality 30 – 89 day YTD Average Past Due 1.21% (Total YTD Ave. = 1.38%) Consumer Loan Portfolio As of12/31/2025 $167,001,076 Home Equity 19.45% 14 $88,247,938 Direct Auto 10.28% $583,594,243 Indirect Auto 67.95% $13,722,142 Other 1.60% $6,256,239 Credit Card 0.73% 14

Mortgage Loan Portfolio As of12/31/2025 Total Loans $293,419,673 52.16% YTD Production is Sold • $54.2 Million YTD New Production Sold • Average New Production LTV 78.03% • Average New Production FICO Score 736 • Average New Production DTI 35.81% • Average Loan Amount is $196,652 • Average New Production Interest Rate of 6.733% 47.84% YTD Production is Portfolio • Underwritten to FHLMC Guidelines • $49.7 Million YTD New Production • Average New Production LTV 76.72% • Average New Production FICO Score 732 • Average New Production DTI 35.15% • Average Loan Amount of $310,933 • Average New Production Interest Rate of 6.894% • Average Total Portfolio Yield 5.82% (5.70% at 12/31/24) Asset Quality • YTD average past due 1.56% $109,037,370 Fixed Rate 37.16% Ave. Yield of 5.34% 15 $184,382,303 Adjustable Rate 62.84% Ave. Yield of 6.03% Mortgage Portfolio by Type 15

Commercial Portfolio Yield Analysis WellPositionedForContinuedYieldExpansion $275,378 $278,771 $315,614 $33,828 $49,443 $37,960 $201,454 $157,100 $169,454 $289,230 6.752% 6.061% 6.404% 4.963% 5.648% 5.508% 5.209% 6.423% 6.657% 6.301% 4.000% 4.250% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 7.000% 7.250% 7.500% 7.750% 8.000% 25,000 75,000 125,000 175,000 225,000 275,000 325,000 375,000 Variable <1 Mo. Adjustable 1Q26 2Q26 3Q26 Balance Adjusting (000's) 4Q26 2027 2028 2029 2030+ Balance Yield Q4/2025 New Loan Rate = 6.410% 16 Adjustable-RatePortfolio 16

Commercial Portfolio Yield Analysis (Cont.) WellPositionedForContinuedYieldExpansion $71,630 $66,657 $40,412 $73,983 $174,523 $196,432 $156,416 $299,962 5.247% 4.634% 5.963% 4.700% 5.119% 6.304% 6.646% 5.465% 4.000% 4.250% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 7.000% 30,000 55,000 80,000 105,000 130,000 155,000 180,000 205,000 230,000 255,000 280,000 305,000 1Q26 2Q26 3Q26 4Q26 Balance Due (000's) 2027 2028 2029 2030+ Balance Yield Fixed Rate Maturities 17 Q4/2025 New Loan Rate = 6.372% 17

Residential/Multi-Family 38.75% Commercial Income Property 29.81% NOO Retail/Restaurants 10.80% Hotels and Motels 5.33% Residential & Non-Residential Property Managers 3.72% Lessors of Other Real Estate Property 7.20% Mini-warehouses/Self Storage 2.40% Single Family Housing/Subdivisions 1.01% Land Development 0.99% Commercial Real Estate Loan Mix As a % ofCRE(PeriodEnded12/31/2025) 18 Residential/Multi-family $641,628,282 Commercial Income Property $493,582,382 NOO Retail / Restaurants $178,817,656 Lessors of Other Real Estate Property $119,163,179 Hotel/Motel $88,318,571 Residential & Non-Residential Property Management $61,595,602 Mini-warehouse/Self-Storage $39,669,345 Single Family Housing $16,699,625 Land Development $16,400,102 Total $1,655,874,744 Residential/Multi-Family 38.75% Commercial Income Property 29.81% NOO Retail/Restaurants 10.80% Hotels and Motels 5.33% Residential & Non-Residential Property Managers 3.72% Lessors of Other Real Estate Property 7.20% Mini-warehouses/Self Storage 2.40% Single Family Housing/Subdivisions 1.01% Land Development 0.99% Commercial Real Estate Loan Mix As a % ofCRE(PeriodEnded12/31/2025) 18 Residential/Multi-family $641,628,282 Commercial Income Property $493,582,382 NOO Retail / Restaurants $178,817,656 Lessors of Other Real Estate Property $119,163,179 Hotel/Motel $88,318,571 Residential & Non-Residential Property Management $61,595,602 Mini-warehouse/Self-Storage $39,669,345 Single Family Housing $16,699,625 Land Development $16,400,102 Total $1,655,874,744 18

Commercial & Industrial Loan Mix

As a % of Total C & I Loans (Period Ended 12/31/2025)



Wholesale Distribution 4.631%
Amusement & Recreation 2.252%
All All Other 2.169%
Religious Organizations 0.987%
Forestry, Oil/Gas…
Agriculture 21.885%
Government Entities 7.236%
Construction 8.085%
Personal Services 14.559%
Health Services 6.936%
Manufacturing 4.867%
Banking & Financial Services 3.276%
Transportation & Utilities 6.166%
Other Retail+Convenience 5.332%
Floor Plan & Auto Industry 3.203%
Real Estate Activites 6.163%
Retail Eating Establishments 1.519%

Agriculture	$269,633,409
Personal Services	$179,366,996
Construction	$99,610,927
Government Entities	$89,152,666
Health Services	$85,450,345
Transportation & Utilities	$75,971,308
Real Estate Activities	$75,930,232
Other Retail + Convenience	$65,692,488
Manufacturing	$59,964,760
Wholesale Distribution	$57,053,021
Banking & Financial Services	$40,359,433
Floor Plans & Auto Industry	$39,468,046
Amusement & Recreation	$27,746,798
Retail Eating Establishments	$18,719,659
Religious Organizations	$12,164,595
Forestry, Oil, Gas & Energy	$9,039,023
All Other (Including Private HH)	$26,719,179
Total	**$1,232,042,885**

19

Commercial Production Pipeline

As of 12/31/2025

Production YTD

Region	Term Production	Line Production
Central	$79,926,842	$24,119,250
West	$44,793,638	$18,357,054
Southern	$131,935,420	$53,830,301
Mid-South	$168,140,719	$48,452,402
Indy / Ft. Wayne LPO	$122,598,394	$2,778,454
East TN	$58,534,462	$60,759,070
Total	**$605,959,776**	**$208,296,531**
YE 12/31/2024	**$624,749,192**	**$107,547,797**

Current Pipeline Dollars

Region	Pipeline	New Money
Central	$156,981,273	$45,119,856
West	$137,198,346	$41,150,931
Southern	$229,543,999	$141,658,993
Mid-South	$570,939,769	$200,278,780
Indy / Ft. Wayne LPO	$282,931,271	$128,400,039
East TN	$68,935,208	$9,207,476
Total	**$1,446,529,866**	**$565,816,075**
YE 12/31/2024	**$1,185,605,000**	**$837,486,000**

Current New Money Pipeline Dollars by State

State	Pipeline $
Indiana	$300,189,157
Illinois	$12,149,292
Kentucky	$53,239,955
Tennessee	$129,867,103
Other	$70,370,208
Total	**$565,816,075**

20

Strong Core Deposit Franchise Deposit Mix Cost of Deposits 0.16 0.23 0.32 0.50 0.32 0.18 0.38 1.32 1.84 1.64 0.45 0.54 0.75 0.95 0.54 0.20 0.47 1.81 2.35 2.10 '- 0.40 0.80 1.20 1.60 2.00 2.40 2.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 BHC UBPR Interest Expense FFC Peer FFIEC BHC UBPR Data Brokered CDs 0.0% Average account tenure 13.5 years Estimated uninsured deposits as 35.7% of total deposits Estimated uninsured less collateralized as 18.9% total deposits Cycle to Date Deposit Beta: 21.43% total deposits 0.17% 0.25% 0.37% 0.56% 0.36% 0.20% 0.38% 1.26% 1.84% 1.56% 0.00% 0.45% 0.90% 1.35% 1.80% 2.25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Non-interest bearing 20.14% 21 Demand & Savings 64.39% Time 15.47% 21

$90,308$88,747$91,289 $104,348 $112,75$8117,406 $126,02$3130,176 $144,438 $154,926 0 32500 65000 97500 130000 162500 195000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 59.4 61.62 58.43 61.23 59.87 63.33 59.51 62. 66.36 59.49 68.42 62.21 61.22 61.65 61.22 60.88 59.89 64.78 65.85 62.08 45.0 51.0 57.0 63.0 69.0 75.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer FFIEC BHC UBPR Data Non-interest Expense Efficiency Acquired HopFed Bancorp on 7/27/2019 Acquired Hancock Bancorp on 11/5/2021 Acquired SimplyBank on 7/1/2024 Disciplined Expense Management 22 22

$2.2 Billion TrustAssets Under Management Trust Services include: • Professional Farm Management • TrustAdministration • EstateAdministration • Retirement Services • Corporate Trust Services Trust & Asset Management 2024 2025 Revenue ($000) 5,468 5,393 Income before Tax 1,777 2,329 Trust and Asset Management 23 23

Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Over 30 consecutive years of increased shareholder dividends Key Investment Points 24 24

2021 2022 2023 2024 2025 Net Interest Income 143,401 165,042 167,262 174,986 219,868 Provision 2,466 <2,025> 7,295 16,166 8,200 Non-interest Income 42,084 46,716 42,702 42,772 41,972 Non-interest Expense 117,406 126,023 130,176 144,438 154,926 Net Income 52,987 71,109 60,672 47,275 79,208 Earnings Per Share (diluted) 4.02 5.82 5.08 4.00 6.68 Total Assets 5,175,099 4,989,281 4,851,614 5,561,786 5,756,508 Net Interest Margin 3.20 3.54 3.78 3.71 4.29 Return on Average Assets 1.10 1.41 1.26 0.92 1.42 Return on Average Equity 8.87 14.37 12.47 8.82 13.30 Dollars in millions except per share data 5-Year Financial Highlights 25 25

Norman D. Lowery President and CEO lowerynd@first-online.com 812.238.6185 Rodger A. McHargue Chief Financial Officer, SVP rmchargue@first-online.com 812.238.6334 Stephen P. Panagouleas Chief Credit Officer, SVP spanagouleas@first-online.com 812.238.6431 Thank You! : THFF